                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 17, 2005

                            Impax Laboratories, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                        0-27354                                65-0403311
-----------------------------------------------------------------------------------------------------------
(State or other jurisdiction         (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)

             30831 Huntwood Ave., Hayward, CA                                       94544
-----------------------------------------------------------------------------------------------------------
         (Address of principal executive offices)                                 (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                          ----------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

5.02(b) As previously reported in a Current Report on Form 8-K dated February 22, 2005, David Edwards, a current director of the Company, informed the Company's Board of Directors that he would not stand for reelection at the Company's next Annual Meeting of Stockholders in order to devote more time to personal and business interests.

         Mr. Edwards informed the Company on May 17, 2005 that, because the Company is holding the 2005 Annual Meeting of Stockholders later than usual, his personal and professional commitments would require him to resign as a director prior to the Annual Meeting. He resigned effective May 17, 2005. There were no disagreements between Mr. Edwards and the Company or its management.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IMPAX LABORATORIES, INC.


Date: May 18, 2005                         By: /s/ Barry R. Edwards
                                               ------------------------------
                                               Name:  Barry R. Edwards
                                               Title: Chief Executive Officer



                                       3